CANCELLATION OF PROMISSORY NOTE

This Cancellation of Promissory Note ("Cancellation Agreement") is entered into August 11, 2014, between San Lotus Holding Inc. ("SLH") and Lo, Fun-Ming, Yu, Chien-Yang, and Mao Ren International Inc. (the "Land Sellers").

R E C I T A L S

A.      WHEREAS, SLH assumed a certain Promissory Note dated as of ugust 11, 2014 and originally held by Green Forest Management Consulting Inc. in the original principal amount of Three Billion Three Hundred Sixty Nine Million Three Hundred Three Thousand Six Hundred Ninety Three New Taiwan Dollars (TWD $3,369,303,693), in favor of the Land Sellers (the "Note");

B.      WHEREAS, the Land Sellers used the funds owed under the Note to subscribe to shares of SLH common stock, which stock was distributed pursuant to the instructions of the Land Sellers as indicated on Schedule A attached hereto;

C.      WHEREAS, the parties hereto agree that there are no obligations outstanding among the parties whatsoever relating to the Note; and

D.      NOW, THEREFORE, the parties hereto desire to cancel the Note.

A G R E E M E N T

The Note is hereby terminated and cancelled and is of no further force and effect. The Land Sellers hereby agree to promptly return the Note to SLH.

IN WITNESS WHEREOF, the parties hereto have executed this Cancellation Agreement.

San Lotus Holding Inc.

                                                                                                  /s/ Lo, Fun-Ming

By: /s/ Chen, Li Hsing                                                                                 Lo, Fun-Ming

         Chen, Li Hsing

Chairman of the Board

                                                                                                                  /s/ Yu, Chien-Yang

 Yu, Chien-Yang

Green Forest Management Consulting Inc.

                                                                                                                 Mao Ren International Inc

By:  /s/ Chiang, Yu-Chang

             Chiang, Yu-Chang

             Director                                                                             By:  /s/ Chen, Kuan-Yu

Chen, Kuan-Yu

Chairman of Board

Mao Ren International Inc.

No. 121 Songzhu North Rd.,

Beitun Dist., Taichung City, Taiwan (R.O.C.)

 Schedule A

PURCHASER LIST

	Purchaser	Purchase Amount(TWD)	Purchase Amount(USD)	Purchasing Shares
1	LO, FUN MING	$1,917,695,123	$63,508,250.20	226,491,620
2	DENG DONG LTD	$415,138,026	$13,748,113.20	49,030,361
3	HUANG, HUANG-CHANG	$373,866	$12,381.30	44,156
4	LAI, YUEH-ER	$560,800	$18,572.00	66,234
5	KAO, YU-TSAI	$84,670	$2,804.00	10,000
6	HUANG, CHIN-CHUNG	$592,687	$19,628.00	70,000
7	LAI, FU-HSIUNG	$70,097	$2,321.40	8,279
8	LIAO, PO-CHAN	$70,097	$2,321.40	8,279
9	HUANG, CHIN-YEN	$8,467	$280.40	1,000
10	LIU, CHIUNG-YANG	$5,647	$187.00	667
11	TING, YI-PING	$8,467	$280.40	1,000
12	Ocean Reserve Ltd.	$514,675,218	$17,044,483.30	60,786,317
13	YU, CHIEN-YANG	$50,487,881	$1,672,005.60	5,962,930
14	Da Chuang Business Management Consultant Co., Ltd	$2,804,004	$92,860.10	331,170
15	UHAO LTD.	$10,960,502	$362,978.60	1,294,503
16	CHEN, MING-CHU	$535,873	$17,746.50	63,290
17	Joyful Wealth Co., Ltd.	$2,747,927	$91,003.00	324,547
18	LI, CHINE-LIN	$58,668	$1,942.90	6,929
19	HSIEH, JUNG-MAO	$169,339	$5,608.00	20,000
20	CHANG, TA-CHING	$84,670	$2,804.00	10,000
21	CHAN, CHUN-FENG	$84,670	$2,804.00	10,000
22	CHANG, CHIA-CHEN	$127,004	$4,206.00	15,000
23	CHIU, CHAO-MING	$84,670	$2,804.00	10,000
24	WANG, HSIN-PING	$55,035	$1,822.60	6,500
25	Fuxin Ltd.	$55,035	$1,822.60	6,500
26	KUO, MAN-YU	$16,934	$560.80	2,000
27	HUANG LIU, HSIU-MEI	$84,670	$2,804.00	10,000
28	CHANG, JUEI-FENG	$84,670	$2,804.00	10,000
29	BABAIYI LTD	$161,280	$5,341.10	19,048
30	CHU,CHE-TZU	$279,410	$9,253.20	33,000
31	Daphne Chen Ltd.	$42,426,878	$1,405,049.60	5,010,876
32	Rocky Yu Ltd.	$42,426,878	$1,405,049.60	5,010,876
33	Jackson Yu Ltd.	$42,426,878	$1,405,049.60	5,010,876
34	Dennis Yu Ltd.	$42,426,878	$1,405,049.60	5,010,876
35	Gu Gu Gu Ltd.	$21,213,439	$702,524.80	2,505,438
36	Nan Fang Ltd.	$42,122,067	$1,394,955.20	4,974,876
37	New Bela Ltd.	$6,517,028	$215,824.20	769,701
38	Edwin Kwong	$846,696	$2,804	100,000
	Total	$3,369,303,693	$111,581,126.30	397,935,544